Exhibit 10.10.1


                                  AMENDMENT TO

                              EMPLOYMENT AGREEMENT



     This AMENDMENT TO EMPLOYMENT AGREEMENT is entered into this 13th day of June, 2006, between Conseco, Inc. (the "Company") and Eugene M. Bullis ("Executive").

                                    Recitals

     A. The Company and Executive entered into an Employment Agreement dated as of September 10, 2003 (the "Agreement"), which is scheduled to expire on September 10, 2006.

     B. The Company and Executive desire to amend the Agreement to extend its Term (as defined in the Agreement).

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged:

     1. Section 2 of the Agreement is hereby amended in its entirety to read as follows:

     Term. The effective date of this agreement (the "Agreement") shall be the date set forth above (the "Effective Date"). Subject to the provisions for termination as provided in Section 10 hereof, the term of Executive's employment under this Agreement shall be the period beginning on the Effective Date and ending on May 10, 2007. The term of Executive's employment shall not be automatically renewed. The term ending on May 10, 2007 is hereafter referred to as the "Term". The Term shall end upon the termination of Executive's employment with the Company.

     2. Section 3 of the Agreement is hereby amended in its entirety to read as follows:

     Duties. During the Term, Executive shall be engaged by the Company in the capacity of Executive Vice President and Chief Financial Officer of the Company or in such other capacity as the Chief Executive Officer or the Board of Directors of the Company shall specify. Executive shall report to the Chief Executive Officer or such other senior executive officer as the Chief Executive Officer or Board of Directors may specify.

     3. All provisions of the Agreement not amended hereby shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment to Employment Agreement as of the date first above written.


                                            CONSECO, INC.


                                            By:/s/Susan L. Menzel
                                               --------------------------------
                                               Susan L. Menzel,
                                                  Executive Vice President,
                                                  Human Resources


                                            /s/Eugene M. Bullis
                                            -----------------------------------
                                            Eugene M. Bullis